                                               FILED PURSUANT TO RULE 424(B)(2)
                                                          FILE NUMBER 333-39275

PRICING SUPPLEMENT NO. 4
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated January 24, 2001)



                               -----------------

                                 $1,161,380.00

                                  CYGNUS, INC.

                                  Common Stock

                               -----------------


-----------------------------------------------------------------------------
DATE OF PURCHASE........................................   FEBRUARY 21, 2001
-----------------------------------------------------------------------------
NUMBER OF SHARES........................................       206,200
-----------------------------------------------------------------------------
PRICE PER SHARE.........................................       $5.6323
-----------------------------------------------------------------------------
PROCEEDS TO CYGNUS......................................     $1,161,380.00
-----------------------------------------------------------------------------








           The date of this Pricing Supplement is February 21, 2001.